                                                                     Exhibit 23a


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated April 11, 1997 appearing on page F-3 of the Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
March 30, 1999